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                                                               EXHIBIT 10.19A


                                PROPOSED FORM OF:

                                 AMENDMENT NO. 1
                                       TO
                            STOCK PURCHASE AGREEMENT

     This Amendment No. 1 (the "Amendment"), dated as of February 15, 1994, is made and entered into by and between Libra Invest & Trade, Ltd., a British Virgin Islands corporation ("Libra"), Signal Landmark, a California corporation ("Signal") and Koll Real Estate Group, Inc., a Delaware corporation ("KREG"), a Delaware corporation, for the purpose of amending that certain Stock Purchase Agreement (the "Agreement") dated as of December 17, 1993 by and between the foregoing parties.

                                R E C I T A L S:

     WHEREAS, Signal desires to surrender all of its right, title and interest in certain contingent payments pursuant to the Agreement in exchange for a lump-sum cash payment; and

     WHEREAS, Libra desires to make such cash payment in exchange for the cancellation and termination of the contingent payment provisions of the Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

     2. TERMINATION OF CONTINGENT PAYMENT. The obligations created under Sections 1.3(c) and 1.5 of the Agreement shall be terminated in their entirety, effective as of the date of this Amendment. From and after the date of this Amendment, Sections 1.3(c) and 1.5 of the Agreement shall be amended and restated to read in full as follows:

                          "Section 1.3(c) [RESERVED]"
                            "Section 1.5 [RESERVED]"

     3. SIGNAL CONSIDERATION. In consideration of the foregoing amendments to Sections 1.3 (c) and 1.5, Libra shall deliver One Million Dollars ($1,000,000) to Signal, via wire transfer in accordance with instructions received by Libra as of the date hereof.

     4. NO OTHER AMENDMENT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect.

                                        1

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                                  LIBRA INVESTMENT & TRADE LTD.



                                                  By /s/ ALAN LOWE
                                                  -----------------------------
                                                         Alan Lowe
                                                         Director



                                                  SIGNAL LANDMARK



                                                  By /s/ RAYMOND J. PACINI
                                                  -----------------------------
                                                         Raymond J. Pacini
                                                         Vice President



                                                  KOLL REAL ESTATE GROUP, INC.



                                                  By /s/ RAYMOND J. PACINI
                                                  ------------------------------
                                                         Raymond J. Pacini
                                                         Chief Financial Officer